NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Large Cap Value Fund

Supplement dated March 16, 2012
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 9, 2012, the Board approved the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) as a subadviser to the NVIT Multi-Manager Large Cap Value Fund (the “Fund”)  and  approved the appointment of Massachusetts Financial Services Company (“MFS”) as a new subadviser.  This change is anticipated to take effect within the next thirty days (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is revised as follows:

a.	The second paragraph on page 2 that appears under the “Principal Investment Strategies” heading is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other.  For example, as of the date of this Summary Prospectus, one subadviser takes a bottom-up approach based on fundamental analyses and quantitative models that systematically evaluate issuers, another subadviser uses a contrarian approach to invest in companies whose current fundamentals and stock prices are depressed relative to their long-term expectations, and the third subadviser uses a bottom-up approach to stock selection based on fundamental research and historic valuations.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

b.	On page 3 of the Summary Prospectus, the information following “Portfolio Management – Subadvisers” is revised to delete references to GSAM and add the following with respect to MFS:

Massachusetts Financial Services Company (“MFS”)

c.	On page 3 of the Summary Prospectus, the information following “Portfolio Management – Portfolio Managers” is revised to delete references to GSAM and add the following with respect to MFS:

Portfolio Managers	Title	Length of Service
MFS
Jonathan W. Sage	Investment Officer	Since 2000

3.
Shareholders of the NVIT Multi-Manager Large Cap Value Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about MFS.

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